EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SpectraScience, Inc. (the “Company”) on Form 10-QSB for the three and nine months ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Hitchin, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Hitchin
James Hitchin Chief Executive & Chief Financial Officer November 14, 2005